UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 11, 2014

(Date of Earliest Event Reported – April 8, 2014)

BEESFREE, INC.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-53212 (Commission File Number)	92-0189305 (I.R.S. Employer Identification No.)

2101 Vista Parkway, Suite 122

West Palm Beach, Florida 33411

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 939-4860

____________________________________

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 8, 2014, Steven F. Elliott resigned as President and Chief Executive Officer of BeesFree, Inc. (the “Company”).

(c) On April 9, 2014, the Company appointed Joseph Fasciglione, interim Chief Financial Officer of the Company, to serve as interim President and Chief Executive Officer of the Company pending the Company’s selection of a successor to serve as President and Chief Executive Officer. Mr. Fasciglione will continue to maintain his position as interim Chief Financial Officer, a position he has held since April 17, 2013, at his current level of compensation.

Mr. Fasciglione is a seasoned professional with financial and management experience in a variety of growth oriented organizations from large public entities to private companies. Prior to joining BeesFree at its inception, Mr. Fasciglione served as Corporate Controller for New Generations Biofuels Holdings, Inc. (NGBF.OCTQB), a provider of proprietary blended renewable biofuels for various commercial application and industries, from 2008 to 2011. During this time, Mr. Fasciglione had full responsibility for financial matters, such as financial reporting, annual audits, jurisdictional filings, cash management, invoicing, collections, risk management, and payroll, and certain administrative matters. Prior to working for New Generations Biofuels Holdings, Inc., Mr. Fasciglione held various controller or financial positions with companies in the telecommunication and other industries in addition to being a Regional Controller, Market Manager and Director for Business Operations for AT&T Wireless. Mr. Fasciglione began his career with the accounting and consulting firm of Grant, Thornton & Co. Mr. Fasciglione is a graduate of Iona College business school and holds a BA in accounting and obtained his CPA certification from New York.

With respect to the disclosure required pursuant to Section 401(d) of Regulation S-K, there are no family relationships between Mr. Fasciglione and any director or executive officer of the Company. There are no arrangements or understandings between Mr. Fasciglione and any other person pursuant to which Mr. Fasciglione was selected as Chief Financial Officer. There are also no relationships or related transactions between Mr. Fasciglione and the Company that are required to be reported.

ITEM 9.01	Financial Statements and Exhibits:

(a)           Financial Statements - Not Applicable
(b)           Pro-Forma Financial Information - Not Applicable
(c)           Shell Company Transactions - Not Applicable
(d)           Exhibits - Not Applicable

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEESFREE, INC.

By:	/S/ JOSEPH FASCIGLIONE
Joseph Fasciglione
Interim Chief Financial Officer

Dated: April 11, 2014